UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/29/2008

World Racing Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-18045

Delaware	90-0284113
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7575-D West Winds Boulevard
Concord, North Carolina 28027
(Address of principal executive offices, including zip code)

(704) 795-7223
(Registrant’s telephone number, including area code)

DIRT Motor Sports, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective January 29, 2008, we amended our certificate of incorporation to change our name from "DIRT Motor Sports, Inc." to "World Racing Group, Inc."   The amendment was approved by our Board of Directors on November 29, 2007 and by our stockholders at our annual meeting on January 22, 2008.

Effective January 31, 2008, our common stock will trade on the OTCBB under the symbol WRGI.  On January 30, 2008, we issued a press release announcing the changes to our name and trading symbol.   The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits

(d)  See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD RACING GROUP, INC.

By:           /s/ Brian M. Carter

Brian M. Carter

Chief Executive Officer

Date: January 31, 2008

EXHIBIT INDEX

Exhibit Number	Description of Document

3.1	Certificate of Amendment to Certificate of Incorporation of DIRT Motor Sports, Inc. effective January 29,2008.
99.1	Press Release dated January 30 2008 announcing the change in the name of the Corporation from DIRT Motor Sports, Inc. to World Racing Group, Inc.